UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2021

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2021, the Board of Directors (the “Board”) of Simplicity Esports and Gaming Company (the “Company”) appointed Jed Kaplan, the Company’s Chief Executive Officer, Interim Chief Financial Officer and a member of the Board, as Chairman of the Board, effective March 29, 2021. Also on March 25, 2021, Mr. Kaplan submitted his resignation as Chief Executive Officer and Interim Chief Financial Officer. On the same date, the Board appointed Roman Franklin, the Company’s President and Chief Operating Officer and a member of the Board, as Chief Executive Officer of the Company, effective March 29, 2021. Also on March 25, 2021, the Board appointed Knicks Lau to serve as the Company’s Chief Financial Officer, effective March 29, 2021. Donald R. Caldwell, who served as Chairman of the Board until March 29, 2021, will continue to serve as a member of the Company’s Board of Directors and as Chairman of the Audit Committee and Chairman of the Compensation Committee.

Roman Franklin

Mr. Franklin, age 37, has been a member of our board of directors since August 16, 2017 and our President and Chief Operating Officer since December 31, 2018. Mr. Franklin was Chief Investment Officer of SMC Global USA from March 2016 until December 31, 2016, and prior, President of Franklin Financial Planning from 2005 to 2016. Mr. Franklin is a 16-year veteran of the financial services industry. By the age of 22 he held FINRA Series 7, Series 66, and Life, Health, and Variable Insurance Licenses. In 2005, he founded a fee-only registered investment advisory firm. In 2008, he was one of the youngest recipients of the National Association of Financial Advisors (“NAPFA”) Registered Financial Advisor (RFA) designation. In 2015, he was elected as a Board Member of the NAPFA, South Region Board of Directors, overseeing more than a dozen states from Texas, to Florida, to North Carolina. Mr. Franklin has experience in domestic and international investment, and has been involved in multiple business transactions tied to India, including the sale of a 50% equity stake in his wealth management business to Indian financial services firm SMC. Mr. Franklin holds a Bachelor of Science degree in Management from Barry University and an M.B.A. in Finance from the Graduate School of Business at Stetson University. His civic organization roles include School Advisory Council for Volusia County Schools, City of DeLand Economic Development Committee, and the Boys’ and Girls’ Clubs of Central Florida.

In connection with Mr. Franklin’s appointment, on March 25, 2021, the Company entered into an employment agreement, dated as of March 29, 2021 by and between the Company and Mr. Franklin (the “Franklin Employment Agreement”). Pursuant to the terms of the Franklin Employment Agreement, in exchange for Mr. Franklin’s services, the Company agreed to pay Mr. Franklin an annual base salary of $250,000. Mr. Franklin is also eligible to receive a quarterly bonus of up to $15,000 in the form of a cash bonus and/or equity grant of shares of the Company’s common stock. Mr. Franklin’s eligibility for any bonus and the amount thereof will be determined solely at the discretion of the Board of Directors.

Mr. Franklin’s employment and the Franklin Employment Agreement may be terminated by the Company with or without Cause (as hereinafter defined), or by Mr. Franklin with or without Good Reason (as hereinafter defined). In addition, in the event of Mr. Franklin’s death or total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (“Disability”), during the term of the Franklin Employment Agreement, the term of the Franklin Employment Agreement and Mr. Franklin’s employment will terminate on the date of death or Disability.

For purposes of the Franklin Employment Agreement, “Cause” means, subject to the provisions of the Franklin Employment Agreement:

(i)	Mr. Franklin’s willful failure to perform his duties (other than any such failure resulting from incapacity due to physical or mental illness);
(ii)	Mr. Franklin’s willful failure to comply with any valid and legal directive of the Board of Directors; or
(iii)	Mr. Franklin’s willful engagement in gross misconduct, which is, in each case, materially injurious to the Company or its affiliates; or
(iv)	Actions by Mr. Franklin constituting embezzlement, misappropriation, or fraud, whether or not related to Mr. Franklin’s employment with the Company; or
(v)	Mr. Franklin’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude; or
(vi)	Mr. Franklin’s material breach of any material obligation under the Franklin Employment Agreement, which Mr. Franklin fails to correct within 10 days after Mr. Franklin receives written notice from the Board of Directors of such breach.

For purposes of the Franklin Employment Agreement, “Good Reason” means the occurrence of any of the following, in each case during the term of the Franklin Employment Agreement:

(i)	A material reduction in Mr. Franklin’s base salary;
(ii)	A material reduction in Mr. Franklin’s target bonus opportunity;
(iii)	A relocation of Mr. Franklin’s principal place of employment from that set forth in the Franklin Employment Agreement by more than 35 miles;
(iv)	A material breach by the Company of any material provision of the Franklin Employment Agreement;
(v)	At any time following a Change of Control (as defined in the Franklin Employment Agreement), a material change in Mr. Franklin’s title or responsibilities, or a material diminution by the Company of compensation and benefits (taken as a whole) provided to Mr. Franklin immediately prior to a Change of Control.

Mr. Franklin may not terminate the Franklin Employment Agreement for Good Reason pursuant to clause (i), (ii), (iii) or (iv) above unless (x) Mr. Franklin, within 30 days following the occurrence of the such condition giving rise to Good Reason, notifies the Company in writing of his intent to terminate with Good Reason; (y) the Company fails to cure such condition within 30 days after being so notified; and (z) Mr. Franklin actually terminates no later than 30 days after the end of the cure period.

Solely in the case of an event of Cause relating to Mr. Franklin’s willful failure to perform his duties (other than any such failure resulting from incapacity due to physical or mental illness), Mr. Franklin’s willful failure to comply with any valid and legal directive of the Board of Directors; or Mr. Franklin’s material breach of any material obligation under the Franklin Employment Agreement, which Mr. Franklin fails to correct within 10 days after Mr. Franklin receives written notice from the Board of Directors of such breach (each, a “Cause Capable of Cure”), the Company may not and will not terminate the Franklin Employment Agreement for Cause unless the Company has provided written notice to Mr. Franklin of the existence of the circumstances providing grounds for termination for a Cause Capable of Cure, and Mr. Franklin has had at least 14 calendar days to cure such circumstances to the reasonable satisfaction of the Company and has thereafter not cured such circumstance within such 14 calendar day period.

Pursuant to the terms of the Franklin Employment Agreement, upon (i) termination by the Company for Cause, (ii) termination by Mr. Franklin without Good Reason, or (iii) a non-renewal by the Company, the Company will pay to Mr. Franklin the following amounts (the “Franklin Accrued Amounts”):

(i)	Any accrued but unpaid base salary;
(ii)	Any bonus compensation awarded for the quarterly period preceding that in which termination occurs, but unpaid on the date of termination (the “Prior Quarterly Period Bonus”);
(iii)	Reimbursement for unreimbursed business expenses;
(iv)	Such employee benefits, if any, to which Mr. Franklin may be entitled under the Company’s employee benefit plans as of the date of termination; provided that, in no event shall Mr. Franklin be entitled to any payments in the nature of severance or termination payments except as specifically provided in the Franklin Employment Agreement; and
(v)	all amounts otherwise required to be paid or provided by law.

Pursuant to the terms of the Franklin Employment Agreement, upon termination of the Franklin Employment Agreement solely as a result of Mr. Franklin’s death or Disability, Mr. Franklin or his estate will receive the Franklin Accrued Amounts and the pro-rated bonus as provided in the Franklin Employment Agreement.

Upon Mr. Franklin’s termination by the Company without or other than for Cause, or (ii) resignation by Mr. Franklin with Good Reason, then:

(i)	the Company will pay to Mr. Franklin the Franklin Accrued Amounts and a pro-rated bonus as provided in the Franklin Employment Agreement;
(ii)	the Company will pay to Mr. Franklin $125,000 as a severance payment;
(iii)	the Company will pay to Mr. Franklin any salary that Mr. Franklin would have earned through the end of the then-applicable initial term or renewal term, as applicable; and
(iv)	any unvested incentive awards then held by Mr. Franklin will immediately be vested in full.

The foregoing description of the Franklin Employment Agreement is qualified in its entirety by reference to the Franklin Employment Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Knicks Lau

Mr. Lau, age 39, has more than 15 years of finance and accounting experience and he has held various positions in publicly traded entities. From July 2020 to March 2021, Mr. Lau served as Director of Finance at Parkway Realty Management, LLC. From February 2020 to July 2020, he served as Director of Financial Reporting for Hudson Pacific Properties, Inc. (NYSE: HPP). From December 2017 to February 2020, Mr. Lau served as Controller and Executive Director of Finance and Accounting at MGM Growth Properties LLC (NYSE: MGP). From August 2013 to December 2017, he served as Vice President and Corporate Controller of Parkway Properties, Inc. and Parkway Inc. Mr. Lau started his career in public accounting, most recently with PricewaterhouseCoopers LLP. He is a Certified Public Accountant and received his Master of Accounting and Bachelor of Science in Accounting from the University of Florida.

In connection with Mr. Lau’s appointment, on March 23, 2021, the Company entered into an employment agreement, dated as of March 29, 2021 by and between the Company and Mr. Lau (the “Lau Employment Agreement”). Pursuant to the terms of the Lau Employment Agreement, in exchange for Mr. Lau’s services, the Company agreed to pay Mr. Lau an annual base salary of $140,000. In addition, Mr. Lau is entitled to receive compensation in the form of an equity grant of $5,000 in the Company’s common stock for each quarter during the term of the Lau Employment Agreement, which runs for a period ending one year after March 29, 2021 and automatically renews for successive one year terms unless either party gives 60 days’ advance written notice of its intention not to review the Lau Employment Agreement. Mr. Lau is also eligible to receive a quarterly bonus of up to $12,500 in the form of a cash bonus and/or equity grant of shares of the Company’s common stock. Mr. Lau’s eligibility for any bonus and the amount thereof will be determined solely at the discretion of the Board of Directors.

Mr. Lau’s employment and the Lau Employment Agreement may be terminated by the Company with or without Cause (as hereinafter defined), or by Mr. Lau with or without Good Reason (as hereinafter defined). In addition, in the event of Mr. Lau’s death or total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (“Disability”), during the term of the Lau Employment Agreement, the term of the Lau Employment Agreement and Mr. Lau’s employment will terminate on the date of death or Disability.

For purposes of the Lau Employment Agreement, “Cause” means, subject to the provisions of the Lau Employment Agreement:

(i)	Mr. Lau’s willful failure to perform his duties (other than any such failure resulting from incapacity due to physical or mental illness);
(ii)	Mr. Lau’s willful failure to comply with any valid and legal directive of the Board of Directors; or
(iii)	Mr. Lau’s willful engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, materially injurious to the Company or its affiliates; or
(iv)	Actions by Mr. Lau constituting embezzlement, misappropriation, or fraud, whether or not related to Mr. Lau’s employment with the Company; or
(v)	Mr. Lau’s conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude; or
(vi)	Mr. Lau’s material breach of any material obligation under the Lau Employment Agreement, which Mr. Lau fails to correct within 10 days after Mr. Lau receives written notice from the Board of Directors of such breach.

For purposes of the Lau Employment Agreement, “Good Reason” means the occurrence of any of the following, in each case during the term of the Lau Employment Agreement:

(i)	A material reduction in Mr. Lau’s base salary;
(ii)	A material reduction in Mr. Lau’s target bonus opportunity;
(iii)	A relocation of Mr. Lau’s principal place of employment from that set forth in the Lau Employment Agreement by more than 35 miles;
(iv)	A material breach by the Company of any material provision of the Lau Employment Agreement;
(v)	At any time following a Change of Control (as defined in the Lau Employment Agreement), a material change in Mr. Lau’s title or responsibilities, or a material diminution by the Company of compensation and benefits (taken as a whole) provided to Mr. Lau immediately prior to a Change of Control.

Mr. Lau may not terminate the Lau Employment Agreement for Good Reason pursuant to clause (i), (ii), (iii) or (iv) above unless (x) Mr. Lau, within 30 days following the occurrence of the such condition giving rise to Good Reason, notifies the Company in writing of his intent to terminate with Good Reason; (y) the Company fails to cure such condition within 30 days after being so notified; and (z) Mr. Lau actually terminates no later than 30 days after the end of the cure period.

Solely in the case of an event of Cause relating to Mr. Lau’s willful failure to perform his duties (other than any such failure resulting from incapacity due to physical or mental illness), Mr. Lau’s willful failure to comply with any valid and legal directive of the Board of Directors; or Mr. Lau’s material breach of any material obligation under the Lau Employment Agreement, which Mr. Lau fails to correct within 10 days after Mr. Lau receives written notice from the Board of Directors of such breach (each, a “Cause Capable of Cure”), the Company may not and will not terminate the Lau Employment Agreement for Cause unless the Company has provided written notice to Mr. Lau of the existence of the circumstances providing grounds for termination for a Cause Capable of Cure, and Mr. Lau has had at least 14 calendar days to cure such circumstances to the reasonable satisfaction of the Company and has thereafter not cured such circumstance within such 14 calendar day period.

Pursuant to the terms of the Lau Employment Agreement, upon (i) termination by the Company for Cause, (ii) termination by Mr. Lau without Good Reason, or (iii) a non-renewal by the Company, the Company will pay to Mr. Lau the following amounts (the “Lau Accrued Amounts”):

(i)	Any accrued but unpaid base salary, any accrued but unpaid equity grants and accrued but unused vacation;
(ii)	Any bonus compensation awarded for the quarterly period preceding that in which termination occurs, but unpaid on the date of termination (the “Prior Quarterly Period Bonus”);
(iii)	Reimbursement for unreimbursed business expenses;
(iv)	Such employee benefits, if any, to which Mr. Lau may be entitled under the Company’s employee benefit plans as of the date of termination; provided that, in no event shall Mr. Lau be entitled to any payments in the nature of severance or termination payments except as specifically provided in the Lau Employment Agreement; and
(v)	all amounts otherwise required to be paid or provided by law.

Pursuant to the terms of the Lau Employment Agreement, upon termination of the Lau Employment Agreement solely as a result of Mr. Lau’s death or Disability, Mr. Lau or his estate will receive the Lau Accrued Amounts and the pro-rated bonus as provided in the Lau Employment Agreement.

Upon Mr. Lau’s termination by the Company without or other than for Cause, or (ii) resignation by Mr. Lau with Good Reason, then:

(i)	the Company will pay to Mr. Lau the Lau Accrued Amounts and a pro-rated bonus as provided in the Lau Employment Agreement;
(ii)	the Company will pay to Mr. Lau $35,000 as a severance payment;
(iii)	the Company will pay to Mr. Lau any salary that Mr. Lau would have earned through the end of the then-applicable initial term or renewal term, as applicable;
(iv)	any unvested incentive awards then held by Mr. Lau will immediately be vested in full; and
(v)	any additional equity grants to which Mr. Lau would have been entitled pursuant to the terms of the Lau Employment Agreement will be issued and paid in accordance with the terms of the Lau Employment Agreement.

The foregoing description of the Lau Employment Agreement is qualified in its entirety by reference to the Lau Employment Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 29, 2021, the Company issued a press release announcing the appointment of Mr. Lau as the Company’s Chief Financial Officer, effective March 29, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.

On March 18, 2021, the Company engaged Andrew J. Barwicki Incorporated, a full service, New York-based investor relations firm, to provide investor relations services to the Company.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, entered into on March 25, 2021 and effective March 29, 2021, by and between the registrant and Roman Franklin.
10.2	Employment Agreement, entered into on March 23, 2021 and effective March 29, 2021, by and between the registrant and Knicks Lau.
99.1	Press release of the registrant dated March 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: March 29, 2021	By:	/s/ Jed Kaplan
Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer